Arca U.S. Treasury Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Principal Amount		Coupon Rate %	Maturity Date	Fair Value
	U.S. TREASURY BILLS - 181.2%
$ 100,000	United States Treasury Bill	0.0000	10/1/2020	$ 100,000
19,000	United States Treasury Bill	0.7000	10/22/2020	18,999
103,000	United States Treasury Bill	0.0900	12/31/2020	102,977
	TOTAL U.S TREASURY BILLS (Cost - $221,974)			221,976

Shares	SHORT-TERM INVESTMENT - 46.0%
	MONEY MARKET FUND - 46.0%
56,279	Fidelity Treasury Portfolio Class I, 0.0100%			56,279
	TOTAL U.S TREASURY NOTES (Cost - $56,279)

	TOTAL INVESTMENTS - 227.2% (Cost - $278,253)			$ 278,255
	OTHER ASSETS LESS LIABILITIES - NET - (127.2)%			(155,796)
	TOTAL NET ASSETS - 100.0%			$ 122,459

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update (“ASU”) 2013-08.

The following valuation methods will be used to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith by the Adviser pursuant to policies and procedures approved by the Board:

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser will utilize pricing quotations from principal market makers, to the extent they are available. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s portfolio positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources, or otherwise in accordance with fair value policies and procedures established by the Fund’s Board.

Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

When determining the fair value of an asset, the Adviser will seek to determine the price that it might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser and the Board deem relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	level 2	Level 3	Total
U.S. Treasury Bills	$ -	$ 221,976	$ -	$ 221,976
Short-Term Investment	56,279	-	-	56,279
Total	$ 56,279	$ 221,976	$ -	$ 278,255

There were no transfers in to or out of any level during the current period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.